Exhibit 10.2

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of February 21, 2017 (this “Amendment No. 1”), to the Amended and Restated Credit Agreement, dated as of February 10, 2016 (as may be further amended, modified, restated and supplemented from time to time, the “TGC Credit Agreement”), among The Gas Company, LLC, a Hawaii limited liability company (the “Borrower”), the several lenders from time to time parties thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”).

WITNESSET H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the TGC Credit Agreement;

WHEREAS, the Borrower has requested that (i) certain provisions of the TGC Credit Agreement be amended and waived as set forth herein and (ii) pursuant to Section 2.7 of the TGC Credit Agreement, each Lender extend its Revolving Credit Maturity Date for one additional year from the Revolving Credit Maturity Date in effect under the TGC Credit Agreement immediately prior to this Amendment No. 1;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the TGC Credit Agreement.

SECTION 2.   Amendments to the TGC Credit Agreement.

(a) Additional Defined Terms. The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the TGC Credit Agreement:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“First Amendment Effective Date” means the date on which all conditions precedent to the first amendment to this Agreement are satisfied.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b) Revised Defined Term. The definition of “Defaulting Lender” set forth in Section 1.1 of the TGC Credit Agreement, is hereby amended by adding the words “or a Bail-In Action” immediately following the words “Debtor Relief Law” in clause (d)(i) thereof.

(c) Additional Representation. The following representation is hereby added to the TGC Credit Agreement as a new Section 6.31:

“ SECTION 6.31. EEA Financial Institutions. No Credit Party is an EEA Financial Institution.

(d) Acknowledgement of Bail-In Provisions. The following provision is hereby added to the TGC Credit Agreement as a new Section 11.24:

“SECTION 11.24. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.”

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(e) Amendments to Section 2.7. Each occurrence of the term “Business Days” in Section 2.7(a) and Section 2.7(b), and the first occurrence of the term “Business Days” in Section 2.7(c) is hereby replaced with the word “days”.

(f) Amendments to Section 6.18 and Schedule 6.18. (i) Section 6.18 is hereby amended by replacing the term “Signing Date” in Section 6.18 with the term “First Amendment Effective Date” and (ii) Schedule 6.18 to the TGC Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A hereto.

(g) Amendments to Section 8.17. Section 8.17 is hereby amended by deleting the word “and” before “(ii)” and adding the following clause at the end of the sentence “and (iii) any bank accounts and securities accounts which are (a) pension, 401(k) or payroll accounts or other accounts used for employee benefits, (b) accounts with Cash Management Banks in connection with purchase cards (including so called “procurement cards” or “P-cards”), credit or debit cards or similar products, (c) petty cash accounts, amounts on deposit in which do not exceed $250,000 in the aggregate at any one time, (d) zero balance or daily sweep accounts, (e) withholding tax accounts or (f) escrow, trust or fiduciary accounts.”

SECTION 3.   Extension. Pursuant to Section 2.7 of the TGC Credit Agreement, the Borrower has notified the Administrative Agent of its request to extend the Revolving Credit Maturity Date set forth in clause (a) of the definition thereof for an additional year from February 10, 2021 to February 10, 2022. As of the date hereof, Lenders (the “Extending Lenders”) holding more than 50% of the Commitments (who, for the avoidance of doubt, constitute the Required Lenders) (i) waive the notice requirement set forth in Section 2.7(a) of the TGC Credit Agreement and (ii) have approved the Borrower’s request to extend their Commitments and, subject to the satisfaction of the conditions precedent set forth in Section 4 herein (and the other terms and conditions set forth in the TGC Credit Agreement), the Revolving Credit Maturity Date as to the Extending Lenders shall be extended for an additional year from the then-applicable Revolving Credit Maturity Date. The Revolving Credit Maturity Date as to any Non-Extending Lender remains unchanged. In connection with the foregoing, the Borrower waives the notice requirement set forth in Section 2.7(c) of the TGC Credit Agreement.

SECTION 4.   Waiver. The Lenders party hereto constituting the Required Lenders hereby waive any Default or Event of Default arising from the Borrower’s failure to enter into a control agreement with respect to the Borrower’s deposit account, with account number 4093206506, established at Wells Fargo Bank, N.A. (the “Subject Account”), pursuant to Section 8.17 of the TGC Credit Agreement.

SECTION 5.   Effective Date. This Amendment No. 1 shall become effective on the date (the “Effective Date”) on which conditions set forth in this Section 5 have been satisfied:

(a) the Administrative Agent shall have received (i) a counterpart of this Amendment No. 1, executed and delivered by a Responsible Officer of the Borrower and (ii) counterparts of this Amendment No. 1, executed and delivered by each Extending Lender, which Lenders shall constitute the Required Lenders;

(b) no Default shall have occurred and be continuing on the Effective Date;

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(c) the representations and warranties contained in the TGC Credit Agreement that are qualified by materiality shall be true and correct on and as of the date of such extension and after giving effect thereto, and such representations and warranties that are not qualified by materiality shall be true and correct in all material respects on and as of the date of such extension and after giving effect thereto, in each case as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, true and correct in all material respects as of such specific date (provided, that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) and, the representations and warranties contained in Section 6.15 of the TGC Credit Agreement shall be deemed to refer to the most recent statements delivered pursuant to clauses (a) and (b) of Section 7.1 of the TGC Credit Agreement)

(d) the Administrative Agent shall have received a certificate executed and delivered by a Responsible Officer of the Borrower certifying as to the matters set forth in clauses (b) and (c) above; and

(e) the Borrower shall have paid (i) to the Administrative Agent, for the account of each Extending Lender, an extension fee in an amount equal to 0.06% of such Extending Lender’s Commitment as of the Effective Date, which extension fee once paid shall be fully earned and nonrefundable and (ii) all other fees and reasonable expenses of the Administrative Agent and the Lenders required under the TGC Credit Agreement and any other Loan Document to be paid on or prior to the Effective Date (including reasonable fees and expenses of counsel) in connection with this Agreement.

SECTION 6.   Acknowledgment and Confirmation of the Credit Parties. Each of the Credit Parties hereby confirms and agrees that after giving effect to this Amendment No. 1, the TGC Credit Agreement and the other Loan Documents remain in full force and effect and enforceable against each Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect. Each of the Credit Parties represents and warrants to the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Loan Documents, or if a Credit Party has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment No. 1. This acknowledgment and confirmation by the Credit Parties is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment No. 1.

SECTION 7.   GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 11.6 OF THE TGC CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 8.   Miscellaneous.

(a) Except as expressly modified hereby, the TGC Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the TGC Credit Agreement, “hereinafter,” “hereto,” “hereof,” and words of similar import shall, unless the context otherwise requires, mean the TGC Credit Agreement after giving effect to this Amendment No. 1. Any reference to the TGC Credit Agreement or any of the other Loan Documents herein or in any such documents shall refer to the TGC Credit Agreement and Loan Documents as modified hereby. This Amendment No. 1 is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement except as expressly set forth herein. This Amendment No. 1 shall constitute a Loan Document under the terms of the TGC Credit Agreement.

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(b) This Amendment No. 1 may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same document

(c) With respect to successors and assigns, each party hereto hereby agrees as set forth in Section 11.10 of the TGC Credit Agreement as if such section were set forth in full herein.

(d) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THE GAS COMPANY, LLC

By:	/s/ Dan Reinheimer
Name:	Dan Reinheimer
Title:	CFO

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative
Agent and Lender

By:	/s/ Keith Luettel
Name:	Keith Luettel
Title:	Director

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By:	/s/ Edward Chin
Name:	Edward Chin
Title:	First Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

BANK OF HAWAII,
as a Lender

By:	/s/ John McKenna
Name:	John McKenna
Title:	Senior Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

Central Pacific Bank,
as a Lender

By:	/s/ Carl A. Morita
Name:	Carl A. Morita
Title:	Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

CoBank, ACB,
as a Lender

By:	/s/ Josh Batchelder
Name:	Josh Batchelder
Title:	Vice President

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

First Commercial Bank, Ltd., New York Branch
as a Lender

By:	/s/ Bill Wang
Name:	Bill Wang
Title:	Senior Vice President & General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

Hua Nan Commercial Bank, Ltd., Los Angeles Branch,
as a Lender

By:	/s/ Howard Hung
Name:	Howard Hung
Title:	Assistant General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

Regions Bank,
as a Lender

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Director

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

Taiwan Business Bank, Los Angeles Branch,
as a Lender

By:	/s/ Sam Chiu
Name:	Sam Chiu
Title:	General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]

Taiwan Cooperative Bank, Los Angeles Branch,
as a Lender

By:	/s/ Li Yin Wang
Name:	Li Yin Wang
Title:	AVP & Assistant General Manager

[Signature Page to A&R TGC Credit Agreement Amendment No. 1]